March 8, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Merger Arbitrage Fund

Supplement to the Prospectus and Summary Prospectus dated January 30, 2013

Notice of Closure to New Purchasers

Due to asset growth in the Touchstone Merger Arbitrage Fund (the “Fund”), other than as noted below, all classes of the Fund are closed to new accounts effective as of the close of business on April 8, 2013 (the “Closing Date”). Limiting the Fund’s size allows it to participate meaningfully in smaller-sized mergers and acquisitions.

Additional investments will not be accepted in the Fund after the Closing Date until further notice, with the following exceptions:

•                  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•                  Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Fund through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•                  Retirement plan or benefit plan sponsors that (i) currently invest in the Fund as an investment option or (ii) have selected the Fund as an investment option prior to the Closing Date but have not implemented the inclusion of the Fund in such plan prior to the Closing Date. Each such plan may open up new participant accounts within the plan. The sponsor may also offer the Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries, and its affiliates.

•                  Institutional accounts that are approved by the Fund prior to the Closing Date.

•                  Accounts invested according to centrally-managed asset allocation models wherein the Fund is the sole option to implement a particular asset class in the model and the account is approved by the Fund prior to the Closing Date.

•                  Discretionary model portfolio programs that are approved by the Fund prior to the Closing Date.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed. The Fund reserves the right to reopen to new investors at a future date, to make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason. You may obtain additional information by calling Touchstone at 1.800.543.0407.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMGAX-S6-1301